UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 4, 2004


                        JACK HENRY & ASSOCIATES, INC.
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            (Exact name of Registrant as specified in its Charter)


          Delaware                     0-14112                 43-1128385
 ----------------------------  ------------------------   -------------------
 (State or Other Jurisdiction  (Commission File Number)      (IRS Employer
      of Incorporation)                                   Identification No.)


                663 Highway 60, P.O. Box 807, Monett, MO 65708
              --------------------------------------------------
              (Address of principal executive offices)(zip code)


     Registrant's telephone number, including area code:   (417) 235-6652


        (Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01  Entry into a Material Definitive Agreement.

      On October 4, 2004, Jack Henry & Associates, Inc. ("Jack Henry") entered into a Stock Purchase Agreement with Verinex Technologies, Inc. of Irvine, California ("Verinex") and its stockholders the Almquist Family Trust, William and Traci Jo Watson, Aaron and Vanessa Watson and Sean and Cynthia Walwick. The transaction was closed on that same day, with an effective date of October 1, 2004. Jack Henry paid cash consideration of $35,000,000 for all of the outstanding capital stock of Verinex.

      On October 5, 2004, Jack Henry issued a press release announcing the acquisition of Verinex, a copy of which is attached hereto as Exhibit 99.1. Verinex's products and services are summarized in the press release.


 Item 8.01  Other Events.

      In the same October 5, 2004 press release, a copy of which is attached hereto as Exhibit 99.1, Jack Henry announced the completion of its acquisition of Select Payment Processing, Inc.


 Item 9.01  Financial Statements and Exhibits.

       (c)  Exhibits

            99.1 Press release dated October 5, 2004.




                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          JACK HENRY & ASSOCIATES, INC.
                          (Registrant)

 Date: October 6, 2004    By: /s/ Kevin D. Williams
                          -------------------------
                          Kevin D. Williams
                          Chief Financial Officer